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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934.

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 7, 1999

                       KAUFMAN AND BROAD HOME CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
           DELAWARE                         1-9195                        95-3666267
(STATE OR OTHER JURISDICTION OF           (COMMISSION                    (IRS EMPLOYER
        INCORPORATION)                   FILE NUMBER)                 IDENTIFICATION NO.)
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
    10990 WILSHIRE BOULEVARD, LOS ANGELES,                         90024
                   CALIFORNIA
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (310) 231-4000

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Effective January 7, 1999, Kaufman and Broad Home Corporation (the "Company") acquired substantially all of the homebuilding assets of the Lewis Homes group of companies ("Lewis Homes"), including (i) all of the partnership interests in Lewis Homes of California, a California general partnership, Lewis Development Co., a California general partnership, Lewis Homes Enterprises, a California general partnership, Lewis Homes of Nevada, a Nevada general partnership, and Lewis Properties, a Nevada general partnership, (ii) all of the issued and outstanding capital stock of Lewis Homes Management Corp., a California corporation, and Branching Tree Corp., a California corporation, and
(iii) all the member interests of Mather Housing Company, LLC, a California limited liability company, and Desert Inn Development, LLC, a Nevada limited liability company, along with option agreements to purchase certain assets in the future. Lewis Homes is engaged in the acquisition, development and sale of residential real estate in California and Nevada.

     Prior to the acquisition, Lewis Homes, based in Upland, California, was the largest privately-held single family homebuilder in the United States based on units delivered, with estimated revenues for the year ended December 31, 1998 of $700 million on approximately 3,600 unit deliveries. Lewis Homes also owned or controlled approximately 24,000 lots and had a backlog of approximately 900 homes at December 31, 1998. Lewis Homes' principal markets are Las Vegas and Northern Nevada, Southern California, and the greater Sacramento area in Northern California.

     The estimated purchase price as of the filing of this Report for the acquisition of Lewis Homes is approximately $449 million, comprised of the assumption of approximately $303 million in debt and the issuance of 7,886,686 shares of the Company's common stock valued at approximately $146 million. This price, together with the purchase price of real property assets which the Company has the right to purchase under certain option agreements, is substantially equivalent to the previously announced estimated purchase price of $544 million, which included 7,886,686 shares of the Company's common stock plus cash and debt assumed. The current estimated purchase price is based on the net book values of the entities purchased and is subject to adjustment based on the closing balance sheets as of December 31, 1998, which are expected to be finalized on or before April 1, 1999. While it is anticipated that there will be further adjustments to the purchase price, the Company does not expect such adjustments to be material. The shares of Company common stock issued in the acquisition are "restricted" shares and may not be resold without a registration statement or compliance with Securities and Exchange Commission regulations that limit the number of shares that may be resold in a given period. The Company has agreed to file a registration statement for those shares in three increments at the Lewis family's request from July 1, 2000 to July 1, 2002. Under the terms of the purchase agreement, a Lewis family member has also been appointed to the Company's board of directors.

     In connection with the acquisition of Lewis Homes, the Company obtained a $200 million unsecured term loan to refinance certain debt assumed. The financing was obtained under a term loan agreement dated as of January 7, 1999 among the Company, Bank of America National Trust and Savings Association, Credit Lyonnais Los Angeles Branch, The First National Bank of Chicago and Union Bank of California and various other banks (the "Term Loan Agreement") which provides for payments of $25 million due on January 31, 2000, April 30, 2000 and July 31, 2000, with the remaining principal balance due on April 30, 2001. Interest is payable monthly at the London Interbank Offered Rate plus an applicable spread. Under the terms of the Term Loan Agreement, the Company is required, among other things, to maintain certain financial statement ratios and a minimum net worth and is subject to limitations on acquisitions, inventories and indebtedness. The financing obtained under the Term Loan Agreement did not impact the amounts available under the Company's pre-existing borrowing arrangements. The Company used borrowings under its existing $500 million credit agreement to refinance certain other debt assumed in the Lewis Homes acquisition.

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     The acquisition consideration for Lewis Homes was determined by arm's-length negotiations between the parties. The acquisition will be accounted for as a purchase with the results of Lewis Homes included in the Company's financial statements as of January 7, 1999.

ITEM 7(A). FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     It is impracticable to provide the required financial statements at this time. Such financial statements will be filed by amendment to this Form 8-K as soon as practicable, but not later than 60 days after the required filing date for this Form 8-K.

ITEM 7(B). PRO FORMA FINANCIAL INFORMATION.

     It is impracticable to provide the required pro forma financial information at this time. Such pro forma financial information will be filed by amendment to this Form 8-K as soon as practicable, but not later than 60 days after the required filing date for this Form 8-K.

ITEM 7(C). EXHIBITS.

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        EXHIBIT
        NUMBER                             DESCRIPTION
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         2.1       Purchase Agreement dated as of October 20, 1998. None of the schedules or exhibits, consisting of disclosure statements and ancillary agreements, referred to in the agreement are filed as exhibits herewith; however, the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

         2.2 Amendment to Purchase Agreement dated as of January 7, 1999. Exhibit C: Purchase Agreement (Amended and Restated) thereto is filed as Exhibit 2.3 herewith. None of the other schedules or exhibits referred to in the agreement are filed as exhibits herewith; however, the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

         2.3 Purchase Agreement (Amended and Restated) executed January 7, 1999. Exhibit E: Registration Rights Agreement, Exhibit
                   F: Shareholder Agreement and Exhibit P: Representation, Warranty and Indemnity Agreement thereto are filed as Exhibits 99.1, 99.2 and 2.4, respectively, herewith. None of the other schedules or exhibits referred to in the agreement are filed as exhibits herewith; however, the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

         2.4 Representation, Warranty and Indemnity Agreement dated January 7, 1999.

        10.1 Term Loan Agreement among the Company, Bank of America National Trust and Savings Association, as Administrative Agent and Lead Arranger, Credit Lyonnais Los Angeles Branch, as Syndication Agent, The First National Bank of Chicago, as Documentation Agent and Union Bank of California as Co-Agent and the banks listed therein, dated as of January 7, 1999.
        99.1       Registration Rights Agreement dated January 7, 1999.

        99.2       Shareholder Agreement dated January 7, 1999.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated January 22, 1999
                                      KAUFMAN AND BROAD HOME CORPORATION
                                      Registrant

                                      /s/ MICHAEL F. HENN
                                      ------------------------------------------
                                      Michael F. Henn
                                      Senior Vice President and Chief Financial
                                      Officer
                                      (Principal Financial Officer)

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                                 EXHIBIT INDEX

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EXHIBIT
NUMBER                             DESCRIPTION                           PAGE
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
  2.1 Purchase Agreement dated as of October 20, 1998. None of the schedules or exhibits, consisting of disclosure statements and ancillary agreements, referred to in the agreement are filed as exhibits herewith; however, the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

  2.2 Amendment to Purchase Agreement dated as of January 7, 1999. Exhibit C: Purchase Agreement (Amended and Restated) thereto is filed as Exhibit 2.3 herewith. None of the other schedules or exhibits referred to in the agreement are filed as exhibits herewith; however, the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

  2.3 Purchase Agreement (Amended and Restated) executed January 7, 1999. Exhibit E: Registration Rights Agreement, Exhibit
           F: Shareholder Agreement and Exhibit P: Representation, Warranty and Indemnity Agreement thereto are filed as Exhibits 99.1, 99.2 and 2.4, respectively, herewith. None of the other schedules or exhibits referred to in the agreement are filed as exhibits herewith; however, the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

  2.4      Representation, Warranty and Indemnity Agreement dated
           January 7, 1999.

 10.1 Term Loan Agreement among the Company, Bank of America National Trust and Savings Association, as Administrative Agent and Lead Arranger, Credit Lyonnais Los Angeles Branch, as Syndication Agent, The First National Bank of Chicago, as Documentation Agent and Union Bank of California, as Co-Agent and the banks listed therein, dated as of January 7, 1999.

 99.1      Registration Rights Agreement dated January 7, 1999.

 99.2      Shareholder Agreement dated January 7, 1999.
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